Exhibit 99.1

J.P. Morgan 2018 Energy Equity Conference Cactus, Inc. (NYSE: WHD) June 18, 2018

Important Disclosures Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management and anticipated events and trends are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ in our Annual Report on Form 10-K and other reports that we file with the U.S. Securities and Exchange Commission. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Forward-looking statements may include statements about: demand for our products and services, which is affected by, among other things, changes in the price of, and demand for, crude oil and natural gas in domestic and international markets; the level of growth in number of rigs and well count; the level of fracturing activity and the availability of fracturing equipment and pressure pumping services; the size and timing of orders; availability of raw materials; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; the termination of relationships with major customers or suppliers; warranty and product liability claims; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; increased import tariffs assessed on products from China or imported raw materials used in the manufacture of our goods in the United States; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; our dependence on the continuing services of certain of our key managers and employees; and plans, objectives, expectations and intentions contained in this presentation that are not historical. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our initial public offering (“IPO”) and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our initial public offering on February 12, 2018, unless we state otherwise or the context otherwise requires. Cactus LLC is our accounting predecessor. 2

Investment Highlights Delivering Significant Growth Across All Businesses In 2018 3 Highly Experienced Management and Operating 5Team with Strong Industry Relationships 4Substantial Cash Flow Generation 3Dynamic Manufacturing Capabilities Product Innovations and Execution Across 2Major Basins Leading Pure Play Wellhead and Pressure Control 1Equipment Solutions Provider for U.S. Onshore

Company Overview Quarter Ended March 31, 2018 Operations Snapshot Revenue by Type(1) Selected Active Basins(2) Bakken DJ / Powder River Eagle Ford Marcellus / Utica Permian SCOOP / STACK * Field Service & Other, 24% Product, 51% Rental, 25% Q3 YTD Actual $236.4 Q3 YTD Actual $77.1 1) Product revenue includes drilling and production consumables 2) Geographic distribution of Q1 revenues approximates distribution of US onshore rig count 4 Cactus designs, manufactures, sells and rents highly engineered products which yield greater pad drilling and completions efficiencies while enhancing safety

Continued Revenue Expansion Across All Businesses

Growth reflects customer validation of technical superiority, reliability and value delivered

- Wellhead market share[(1)] averaged 26.4% in Q1 2018 versus an average of 22.7% in Q1 2017
- Rental market share estimated to be below 10% as of Q1 2018
- Future Growth:
  - SafeDrill 4T Wellhead (Product) addresses the customer requirement to suspend more casing strings and increase stimulation velocities
  - Cactus Completions 2.0 (Rental) features four new equipment offerings, which remove human intervention from the frac exclusion zone and increase pressure pumping "up time"

(Revenues in $ millions)



$33.0
$45.2
$53.7
$57.1
$58.9
$13.0
$18.8
$21.2
$24.5
$29.1
$12.5
$17.8
$21.1
$23.2
$27.0
1Q17
2Q17
3Q17
4Q17
1Q18
Product
Rental
Field Service and Other

1) Market share represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average. Cactus believes that comparing the total number of active U.S. onshore rigs to which it was providing its products and services at a given time to the number of active U.S. onshore rigs during the same period provides Cactus with a reasonable approximation of its market share with respect to wellhead products sold and the corresponding services it provides.

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Cactus Has Margins Outperformed Last Reported EBITDA Margin (%) Peer Group on Returns and 40.0% (2) 30.0% 20.0% 10.0% ROCE(1) (2015 –Q1 2018) (%) 0.0% (10.0%) 0.0% 10.0% 20.0% 30.0% Source: Company filings and Factset. Note: EBITDA Margins and ROCE for WHD, NOV, DRQ, FET, FTI, NCSM, and OIS as of Q1 2018. HTG, SBO, and WEIR report semi-annually; EBITDA Margins and ROCE as of Q4 2017. 6 1) 2) ROCE reflects average of 2015, 2016 , 2017, and Q1 2018 ROCEs. ROCE = EBIT / (Average of the subject year and preceding year capitalization including capital leases). Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. SBO FET OIS NOV HTG NCSM FTI WEIR DRQ Cactus

Differentiated Equipment Across Drilling, Completion, and Production Phases of a Well Designed for intense pad drilling and completion environments Principal products: SafeDrill™ wellheads, frac stacks, zipper manifolds, and production trees Time savings can exceed 30 hours of rig time per well Completion (Frac) Drilling Production 7 Technically advanced wellhead and frac solutions deliver greater reliability and time savings

Increasing Well Counts Drive Our Product Business Total U.S. Onshore Wells Drilled Bakken Powder River Basin 24,679 Marcellus Utica DJ / Niobrara SCOOP / STACK Barnett Permian Haynesville Gulf Coast Eagle Ford 2016A 2017A 2018E Source: Spears and Associates May Report. Average Active U.S. Onshore Rigs Operations Well-diversified across all key producing basins Service centers support field services and provide equipment repair services Large service centers in the Bakken, Eagle Ford, Marcellus / Utica, Permian, and SCOOP / STACK regions 1,056 2016A 2017A 2018E Source: Baker Hughes for actuals and Spears and Associates May Report for estimates. 8 853 483 Legend Manufacturing Headquarters Service Centers Bossier City, Louisiana Manufacturing Facility 22,051 14,920

Technically Advanced Pad Drilling Wellhead Systems

Conventional Wellhead



Cactus SafeDrill™



SafeDrill™ Advantage

Safety

- ✓ Reduced leak paths due to elimination of lock screws
- ✓ No "hot work" required to cut casing with torch
- ✓ Fewer trips into confined space (cellar)
- ✓ No BOP manipulation after intermediate casing has been installed
- ✓ Lower profile facilitates rig skidding

Time Savings

- ✓ Eliminates BOP Nipple up & Nipple down
- ✓ No waiting on cement
- ✓ Quick connect BOP adaptors for initial installs
- ✓ Entire system may be run through rotary table or riser
- ✓ Mandrel hangers allow casing to be rotated through the lateral section
- ✓ Pack offs run and set through BOPs

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Increasing Completions Intensity Rental Business Drives Our Largest growth opportunity for Cactus Market share currently less than 10% (1) Less than 50% share of frac rentals for top 10 rental customers in Q1(1) Expanded capacity in Q1 2018 to capture missed opportunities Further additions throughout 2018 with expected high utilization rates Developing new rental items to remove human intervention during completions process to save time and enhance safety 10 1) Management estimates.

Cactus Completions Equipment Advantage SB Series Frac Valves Designs, manufactures, and rents a range of highly engineered and internally-developed products  Built-for-purpose frac valve  Designed for high-intensity frac applications  Redundant sealing at pressure exposure Reduced price sensitivity due to increasing pressure pumping costs  Patent-pending design reduces downtime and repair costs Reliable equipment providers rewarded for reducing non-productive frac time  Increased up-time during high-intensity fracs Larger pad sizes, longer laterals and more intensive fracs increase duration of rental time 11

A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost

Responsive manufacturing in the U.S. supplemented by high volume production in China


U.S. Facility
China Facility
✓Rapid 48 Hour Order Turnaround
✓5-Axis CNC Machining
✓Customer Responsiveness
✓Pricing Optimization
✓Industry Leading Product Quality (API 6A / ISO 9001)
✓Highly Engineered Products
✓Cactus Employees
✓HSE Focus
✓Highly Scalable
✓High Volume
✓Low Cost
✓Forecasted Supply Chain

Bossier City facility

- Facility has 14 5-axis computer numerically controlled machines that facilitate rapid-response manufacturing of equipment
- "Just-in-time" product capabilities allow Cactus to offer rapid delivery time for parachute orders
- Roofline expansion in progress

Suzhou (China) facility

- Cactus sources most of its less time-sensitive, high-volume wellhead equipment in China, reducing costs
- Not subject to Section 232 given goods shipped from this facility are fully machined

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Clean Balance Sheet & Low Capital Intensity

Strong balance sheet with track record of cash flow generation

Balance Sheet & Capital Summary

- Cash balance; no borrowings[3]
- Liquidity and strong cash flows support future growth
- Anticipate closing new revolving facility in Q3 that significantly extends maturity
- Disciplined growth and financial prudence
- Current 2018 estimated capital expenditures of $50-60 million to capture growing rental opportunities
  - Immediate demand
  - Generating attractive returns

Adjusted EBITDA[1] – Net Capital Expenditures ($ in millions)[2]


$39.7
$14.8
$81.4
$101.6
$27.0
2015
2016
2017
LTM Q1 2018
Q1 2018

Net Capital Expenditures ($ in millions)[2]


$23.4
$17.4
$30.7
$37.9
$15.7
2015
2016
2017
LTM Q1 2018
Q1 2018

1) EBITDA and Adjusted EBITDA are not financial measures calculated in accordance with GAAP. Cactus defines EBITDA as net income excluding net interest expense, income tax and depreciation and amortization. Cactus defines Adjusted EBITDA as EBITDA, excluding (gain) loss on debt extinguishment and stock-based compensation. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.
2) Net Capital Expenditures equals net cash flows from investing activities.
3) As of March 31, 2018, Cactus had no outstanding borrowings under its revolving credit facility and $7.9 million cash on hand.

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2017 was a Breakout Year for Cactus Revenues up 120% Adjusted EBITDA rose 248% Generated free cash flow U.S. onshore wellhead market share (1) increased from 21.2% during Q4 2016 to 26.0% during Q4 2017  Commercialized frac rental innovations to reduce repair time and enhance reliability  Expanded Suzhou, China facility  Hired field technicians in anticipation of growth in frac rentals 1) Market share represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average. Cactus believes that comparing the total number of active U.S. onshore rigs to which it was providing its products and services at a given time to the number of active U.S. onshore rigs during the same period provides Cactus with a reasonable approximation of its market share with respect to wellhead products sold and the corresponding services it provides. 14

Solid Start to 2018 Strong Q1 Results  9.9% sequential revenue growth  22% sequential Adjusted EBITDA growth  Adjusted EBITDA margin rose to 37.1% from 33.4% in Q4 2017  Growth across all business lines Current Performance  Expect continued strong revenue performance in Q2 with sustained margin profile versus Q1  New frac capacity in high demand  Robust activity levels across all service centers 15

Summary Delivering Significant Growth Across All Businesses In 2018 16 Highly Experienced Management and Operating 5Team with Strong Industry Relationships 4Substantial Cash Flow Generation 3Dynamic Manufacturing Capabilities Product Innovations and Execution Across 2Major Basins Leading Pure Play Wellhead and Pressure Control 1Equipment Solutions Provider for U.S. Onshore

Appendix

Highly Experienced and Well Incentivized Team with Strong Industry Relationships


Scott Bender, CEO


Joel Bender, COO


Brian Small, CFO


Steven Bender
VP, Operations


Stephen Tadlock
VP, CAO

- Management team is well incentivized as it owns ~33% of the business
- Track record of building & successfully monetizing similar businesses
- Strength of leadership is attested by management and operating teams that joined from past ventures

1986 → Current

Managers that have followed Scott and Joel Bender to Cactus

Scott and Joel Bender become President and VP Operations, respectively, of Ingram Cactus Company

- QA Director
- Chief Wellhead Engineer
- Chief Valve Engineer
- Sales Director
- Technical Manager
- Service Center Managers (2)
- Senior Salespeople (2)

Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control

- Chief Financial Officer
- VP of Operations
- HSE Director
- IT Director
- Field Services Manager
- Service Center Managers (6)
- Senior Salespeople (5)
- Design Engineers (2)
- Australia General Manager
- China Facility Manager
- VP of Eastern Hemisphere

Scott and Joel Bender found Cactus LLC

- VP and Chief Administrative Officer
- U.S. Manufacturing Facility Manager

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Building a Leading Equipment Company Management team has built the foundation of this company over four decades with a proven track record of success. GE Oil and Gas Company (“ICC”) become President respectively, of 1959 1975 1980 1985 1990 1995 2000 2005 2010 2018 Bender found with 18 key (2011) leaves WGPC 19 Scott Bender (2010) Joel Bender appointed Vice President of CWE (1984) ICC sold to Cooper Cameron Corporation (1996) Scott and Joel Cactus LLC managers Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”)—Brian Small joins WGPC as CFO Cactus, Inc. IPO (2018) Steven Bender appointed Rental Business Manager (2005) WGPC Sold to (2011) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus  Scott and Joel Bender and VP Operations, ICC (1986) Cactus Pipe founded (1959) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977)

Cactus Equipment Positioned on a 4-Well Pad



2
4
4
3
4
1



1

1 Product Sold

- Wellheads are required by each well over production life
- One of the first pieces of equipment to be installed
- Cactus wellheads installed below surface

2 Product Rented

- Frac stacks are connected to the wellhead for the fracturing phase of a well
- Must reliably withstand all liquids and proppants that are pumped downhole to fracture

3 Product Rented

- Zipper manifolds used during the fracturing process
- Allow fracing to seamlessly shift from well to well without connecting and disconnecting high-pressure equipment

4 Services Provided

- Variety of equipment to install and service pressure control equipment, such as high-pressure flow iron, closing units, crane trucks, grease units and testing units

Product Sold

- Production trees (not pictured above) are installed on the wellhead after the frac stacks are removed
- Manage the production flow over the life of the well

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Non-GAAP Reconciliation

($ in thousands)	LTM March 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Three Months Ended March 31, 2018	Three Months Ended December 31, 2017	Three Months Ended March 31, 2017
Net income (loss)	$88,101	$66,547	($8,176)	$21,224	$26,408	$22,814	$4,854
Interest expense, net	18,633	20,767	20,233	21,837	2,852	5,316	4,986
Income tax expense	3,047	1,549	809	784	1,652	607	154
EBIT	109,781	88,863	12,866	43,845	30,912	28,737	9,994
Depreciation and amortization	24,579	23,271	21,241	20,580	6,621	6,295	5,313
EBITDA	$134,360	$112,134	$34,107	$64,425	$37,533	$35,032	$15,307
(Gain) loss on debt extinguishment	4,305	–	(2,251)	(1,640)	4,305	–	–
Stock-based compensation	834	–	361	359	834	–	–
Adjusted EBITDA	$139,499	$112,134	$32,217	$63,144	$42,672	$35,032	$15,307

*For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million.

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest expense, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment and stock-based compensation.

Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA, because we believe they provide useful information regarding the factors and trends affecting our business.

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Investor Relations Contact Stephen Tadlock VP and Chief Administrative Officer 713-396-5748 IR@CactusWHD.com 22